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JEFFERSON NATIONAL LIFE INSURANCE COMPANY              [JEFFERSON NATIONAL LOGO]
DALLAS, TEXAS
ATTENTION:  VARIABLE ANNUITY NEW BUSINESS
P.O. BOX 36750,  LOUISVILLE, KY 40233
FAX: 1-866-667-0563

                    CHECKS PAYABLE TO: JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                          VARIABLE ANNUITY APPLICATION

OWNER IS (CHECK ONE):

  / / Individual   / / Trust   / / CRT   / / Corporation   / / Other ___________

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
1A. ANNUITANT                                                       1B.  JOINT ANNUITANT (IF APPLICABLE)

Name (FIRST, MI, LAST)                                              Name (FIRST, MI, LAST)

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Street Address                                                      Street Address

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City                           State              Zip               City                          State            Zip

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E-Mail                         Phone                                E-Mail                                 Phone

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Birth Date (MO, DAY, YR)                                            Birth Date (MO, DAY, YR)
                                 / /  Male    / /  Female                                                   / /  Male    / /  Female
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SS#/Tax ID #                                                        SS#/Tax ID #

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2A.  CONTRACT/CERTIFICATE OWNER (IF NOT ANNUITANT)                  2B.  JOINT OWNER (IF APPLICABLE)

Name (FIRST, MI, LAST)                                              Name (FIRST, MI, LAST)

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Street Address                                                      Street Address

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City                           State              Zip               City                          State            Zip

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E-Mail                               Phone                          E-Mail                                 Phone

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Birth Date (MO, DAY, YR)                                            Birth Date (MO, DAY, YR)
                                      / /  Male   / /  Female                                                / /  Male    / / Female
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SS#/Tax ID #                                                        SS#/Tax ID #

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3A.  PRIMARY BENEFICIARIES                                          3B.  CONTINGENT BENEFICIARIES

Name #1 (FIRST, MI, LAST)                        Relationship       Name #1 (FIRST, MI, LAST)                           Relationship

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SS#/Tax ID #           Birth Date (MO, DAY, YR)  Percentage         SS#/Tax ID #              Birth Date (MO, DAY, YR)  Percentage

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Name #2 (FIRST, MI, LAST)                        Relationship       Name #2 (FIRST, MI, LAST)                           Relationship

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SS#/Tax ID #           Birth Date (MO, DAY, YR)  Percentage         SS#/Tax ID #              Birth Date (MO, DAY, YR)  Percentage

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/ / Check here to include additional beneficiaries on               / / Check here to include additional beneficiaries on
    separate page.                                                      separate page.

4. SELECT PRODUCT (AVAILABILITY MAY VARY BY STATE)                  5. SELECT RIDERS

/ / Advantage(1)                 / /  Achievement                   Guar. Minimum Death Benefit        / / Option 1    / / Option 2
/ / Advantage Plus*              / /  Educator                      Guar. Minimum Income Benefit       / /
/ / Advantage Strategy*          / /  Maxiflex                      Earnings Protection Add'l Death Ben. (EPB)         / /
/ / Advantage Reward*            / /  Monument                      Optional EPB Death Benefit (1035 EXCHANGES ONLY; SELECT % BELOW)
/ / Advantage Reward 2Plus2*                                                       / / 10%   / / 20%   / / 30%   / / 40%   / / 50%

                  (1) GMDB RIDER NOT APPLICABLE WITH THIS PRODUCT   Guar. Minimum Withdrawal Benefit   / / 2-Yr Wait   / / 5-Yr Wait
                         * ALL RIDERS AVAILABLE WITH THIS PRODUCT

6. PLAN/TYPE (NONQUALIFIED OR QUALIFIED; IF QUALIFIED, SELECT TYPE)

A. PLAN:             / / Nonqualified  / / Qualified (Check plan type below)

B. QUAL. PLAN TYPE:  / / IRA *         / / Roth IRA *  / / SEP/IRA*  / / Simple IRA*  *IRA Contribution Yr: ________
                     / / TSA/403(b)    / / ORP         / / 401(k)    / / 401(a)       / /  Other ________

C. CURRENTLY EMPLOYED?                 / / Y           / / N         / / Retired      Occupation _____________________________
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7.  BILLING INFORMATION                                             8.  PREMIUM/PURCHASE PAYMENTS

A. Bill to:  / / Annuitant   / / Owner        / / Group             A. Initial Payment with Application:  $ ____________________
                                                  (BILL EMPLOYER)

B. Frequency:/ / Annual      / / Semi-annual  / / Quarterly         B. Periodic Payment: $ ________________
             / / Monthly     / / Semi-monthly / / Bi-weekly         Each:   / / Month     / / Quarter    / / 6-Months    / / Year
             / / 10-Pay*     / / 20-Pay*                            Start Date: ___________________
                                 *CHECK NON-PAYING MOS. BELOW
             / / Jan / / Feb / / Mar / / Apr  / / May / / Jun
             / / Jul / / Aug / / Sep / / Oct  / / Nov / / Dec

C. Amount: $ _________________ (PER BILLING FREQUENCY)              C. Payment Method (FOR PAYMENTS SHOWN IN 7A AND 7B ABOVE)
   / / EFT (ENTER BANK ABA & ACCOUNT # BELOW)                          / / Check          / / EFT (ENTER BANK ABA & ACCOUNT # BELOW)
       Bank Routing/ABA #__________________                                                   Bank Routing/ABA #__________________
       Account # __________________________                                                   Account # __________________________

D. Billing Address (IF DIFFERENT FROM ABOVE):                       D. / / 1035 Exchange* / / Transfer*  / / Rollover*
                                                                       * Expected amount: $ _________________
                                                                       * REQUIRES FORM VA121 AUTHORIZATION TO TRANSFER FUNDS.

9.  REPLACEMENT INFORMATIION

Will this annuity replace any existing life insurance or annuity
contract?      / / Yes*   / / No

*IF YES, GIVE DETAILS BELOW AND NOTE THAT STATE REPLACEMENTS FORM(S) MAY BE REQUIRED.

Transferring Company/Address:       Plan:      Contract Number:      Year Issued

10.  TELEPHONE TRANSFERS (READ CAREFULLY)

I hereby authorize and direct Jefferson National to act on telephone instructions, when proper identification is furnished, to exchange units from any Fixed, Market Value Adjustment (MVA) or Sub-account to any other Fixed, MVA or Sub-account and/or to change the allocation of future purchase payments. I agree that Jefferson National is not liable for any loss arising from any exchange or change in allocation of future purchase payments by acting in accordance with these telephone instructions. Jefferson National will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not, we may be liable for losses due to unauthorized/fraudulent transfers. (REFER TO PROSPECTUS FOR RESTRICTIONS ON MVA ACCOUNTS.)

/ / CHECK HERE TO DECLINE TELEPHONE AUTHORIZATIONS.

11. ELECTRONIC ACCESS

As Owner of the Contract, I hereby agree to access all information relating to my Contract ELECTRONICALLY, through my Jefferson National online account. I UNDERSTAND THAT SHOULD I ELECT TO HAVE THE DOCUMENTS RELATING TO MY CONTRACT (including transaction confirmations, quarterly statements, prospectuses, annual and semi-annual reports, etc.) SENT TO ME VIA U.S. MAIL, THAT I MAY BE CHARGED AN ADDITIONAL FEE FOR THE SERVICE.

I agree to visit the Jefferson National website periodically to review all documents relating to my Contract. I agree to maintain the password security of my online account and understand that I will be responsible for all orders, data, information or requestions using my password. If I suspect there is unauthorized use of my password, I agree. to notify Jefferson National immediately.

/ / CHECK HERE TO DECLINE ELECTRONIC-ONLY ACCESS.

12. FRAUD WARNING

AR, KY, OH, NM AND PA RESIDENTS: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

CO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contractholder or claimant for the purpose of defrauding or attempting to defraud the contractholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DC RESIDENTS: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

ME, TN, AND VA RESIDENTS. It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.

NJ RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

13. REMARKS

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14. INVESTMENT SELECTIONS

Use whole percentages to indicate the investment allocation desired. The percentages allocated for all portfolios must equal 100%.

40/86 SERIES TRUST
______% Balanced Portfolio
______% Equity Portfolio
______% Fixed Income Portfolio
______% Focus 20 Portfolio
______% Government Securities Portfolio
______% Money Market Portfolio
______% High Yield Portfolio

AIM VARIABLE INSURANCE FUNDS
______% AIM V.I. Basic Value Fund (SERIES II)
______% AIM V.I. High Yield Fund (SERIES I)
______% AIM V.I. Mid Cap Core Equity Fund (SERIES II)
______% AIM V.I. Real Estate (SERIES I)
______% Invesco VIF Core Equity Fund
______% Invesco VIF Financial Services Fund
______% Invesco VIF Health Sciences Fund
______% Invesco VIF Technology Fund

VARIABLE INSURANCE TRUST
______% Choice VIT Market Neutral Fund

THE ALGER AMERICAN FUND
______% AA Growth Portfolio
______% AA Leveraged AllCap Portfolio
______% AA MidCap Growth Portfolio
______% AA Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS
______% Amer. Cent. VP Income & Growth Fund
______% Amer. Cent. VP Inflation Prot. Fund (CLASS II)
______% Amer. Cent. VP International Fund
______% Amer. Cent. VP Value Fund

DREYFUS FUNDS
______% Dreyfus VIF Disciplined Stock Portfolio
______% Dreyfus VIF International Value Portfolio
______% Dreyfus Stock Index Fund (INITIAL SHARES)
______% The Dreyfus Socially Resp. Growth Fund

FEDERATED INSURANCE SERIES
______% Federated High Income Bond Fund II
______% Federated International Equity Fund II
______% Federated Capital Income Fund II

JANUS ASPEN SERIES (INSTITUTIONAL SHARES)
______% Janus Aspen Mid Cap Growth Portfolio
______% Janus Aspen Growth Portfolio
______% Janus Aspen Worldwide Growth Portfolio
______% Janus Aspen International Growth Port.
______% Janus Aspen Growth and Income Port.

LAZARD RETIREMENT SERIES
______% Lazard Ret. Emerging Markets Portfolio
______% Lazard Retirement Equity Portfolio
______% Lazard Ret. International Equity Portfolio
______% Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
______% Lord Abbett America's Value Portfolio
______% Lord Abbett Growth and Income Portfolio

NEUBERGER BERMAN ADVISERS MGMT TRUST
______% NB AMT Fasciano Portfolio (S SHARES)
______% NB AMT International Portfolio (S SHARES)
______% NB AMT Limited Maturity Bond Portfolio
______% NB AMT Midcap Growth Portfolio
______% NB AMT Partners Portfolio
______% NB AMT Regency Portfolio
______% NB AMT Socially Responsive Portfolio

PIMCO VARIABLE INSURANCE TRUST (ADMIN CL.)
______% PVIT Money Market Portfolio
______% PVIT Real Return Portfolio
______% PVIT Short Term Portfolio
______% PVIT Total Return Portfolio

PIONEER VARIABLE CONTRACTS TRUST
______% Pioneer Fund VCT II Portfolio
______% Pioneer Equity Income VCT II Portfolio
______% Pioneer Europe VCT II Portfolio

ROYCE CAPITAL FUND
______% Royce Micro-Cap Portfolio
______% Royce Small-Cap Portfolio

RYDEX VARIABLE TRUST
______% Rydex Arktos Fund
______% Rydex Banking Fund
______% Rydex Basic Materials Fund
______% Rydex Biotechnology Fund
______% Rydex Consumer Products Fund
______% Rydex Electronics Fund
______% Rydex Energy Fund
______% Rydex Energy Services Fund
______% Rydex Financial Services Fund
______% Rydex Healthcare Fund
______% Rydex Internet Fund
______% Rydex Inverse Dynamic Dow 30 Fund
______% Rydex Inverse Mid-Cap Fund
______% Rydex Inverse Small-Cap Fund
______% Rydex Juno Fund
______% Rydex Large-Cap Europe Fund
______% Rydex Large-Cap Japan Fund
______% Rydex Large-Cap Growth Fund
______% Rydex Large-Cap Value Fund
______% Rydex Leisure Fund

RYDEX VARIABLE FUNDS
______% Rydex Long Dynamic Dow 30 Fund
______% Rydex Medius Fund
______% Rydex Mekros Fund
______% Rydex Mid-Cap Growth Fund
______% Rydex Mid-Cap Value Fund
______% Rydex Nova Fund
______% Rydex OTC Fund
______% Rydex Precious Metals Fund
______% Rydex Real Estate Sector Fund
______% Rydex Sector Rotation Fund
______% Rydex Small-Cap Grpwth Fund
______% Rydex Small-Cap Value Fund
______% Rydex Technology Fund
______% Rydex Telecommunications Fund
______% Rydex Titan 500 Fund
______% Rydex Transportation Fund
______% Rydex Ursa Fund
______% Rydex U.S. Government Bond Fund
______% Rydex U.S. Gov't Money Market Fund
______% Rydex Utilities Fund
______% Rydex Velocity 500 Fund

SALOMON BROS VARIABLE SERIES FUNDS INC
______% Salomon Brothers Var. All Cap Fund
______% Salomon Bros. Var. Large Cap Gro. Fund
______% Salomon Bros. Var. Strategic Bond Fund
______% Salomon Brothers Var. Total Return Fund

SELIGMAN PORTFOLIOS, INC
______% Seligman Communications & Info Portfolio
______% Seligman Global Technology Portfolio

STRONG CAPITAL MANAGEMENT
______% Strong Opportunity Fund II
______% Strong VIF Mid Cap Growth Fund II

THIRD AVENUE VARIABLE SERIES TRUST
______% Third Avenue Value Portfolio

VAN ECK WORLDWIDE INSURANCE
______% Van Eck Worldwide Bond Fund
______% Van Eck Worldwide Emerging Mkts. Fund
______% Van Eck Worldwide Hard Assets Fund
______% Van Eck Worldwide Real Estate Fund
______% Van Eck Worldwide Absolute Return Fund

GENERAL ACCOUNT
______% Fixed Interest Account

INTEREST ADJUSTMENT (MVA) ACCOUNTS*
______% 1 Yr   ____% 3 Yrs
______% 5 Yrs  ____% 7 Yrs

                                                   * NOT AVAILABLE IN ALL STATES

15. REBALANCING INSTRUCTIONS

    Rebalance contract:    / / Annually    / / Semi-Annually    / / Quarterly

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16. ANNUITANT AND OWNER STATEMENT

If this annuity is purchased through a financial institution, I understand that I am purchasing a variable annuity product and that: (a) past performance is NOT a guarantee of future results; (b) variable annuity products are not insured by the Federal Deposit Insurance Corporation; (c) they are not guaranteed by the bank; d) they are subject to possible loss of principal investment; and (e) early withdrawals from an annuity may be subject to surrender charges, taxation as ordinary income, and an additional non-deductible excise tax.

All statements made in this application (including all pages) are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I FURTHER VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus. The variable annuity applied for is not unsuitable for my investment objective, financial situation and needs. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.


Signed at ___________________ this ____ day of _________ in the year of ________
          (CITY AND STATE)


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Signature of Annuitant                    Signature of Joint Annuitant


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Signature of Owner                        Signature of Joint Owner

/ / CHECK HERE TO RECEIVE YOUR ANNUAL PROSPECTUS ELECTRONICALLY.

17. REGISTERED REPRESENTATIVE CERTIFICATION

Will the proposed contract replace any existing annuity or insurance contract? / / Yes / / No

IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.

I certify that I have asked all the questions in the application and correctly recorded the answers of the proposed Owner/Annuitant. I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.

Signed at                                 Date
         -------------------------------      ----------------------------------
         (CITY AND STATE)                     (MO, DAY, YR)


----------------------------------------  --------------------------------------
Signature of Registered Representative    Signature of Registered Representative


----------------------------------------  --------------------------------------
Printed Name                              Printed Name


----------------------------------------  --------------------------------------
Jefferson National Representative's #     Jefferson National Representative's #


----------------------------------------  --------------------------------------
Phone #                                   Phone #


----------------------------------------  --------------------------------------
E-mail                                    E-mail

----------------------------------------
Name of Servicing Representative for
this contract


           Trail Option (circle one):   1   2   3   4   5   6


/ / Check here to send contract directly to owner.

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